Victory Funds

Victory Market Neutral Income Fund

Victory US 500 Enhanced Volatility Wtd Index Fund

(collectively, the “Funds”)

Supplement dated July 1, 2019

to the Statement of Additional Information

dated November 1, 2018 (“SAI”)

1.              Effective June 30, 2019, Steve Hammers is no longer a portfolio manager of the Funds. All references to Mr. Hammers in the SAI are hereby deleted.

2.             The following hereby replaces the section titled “Line of Credit” on page 52 of the SAI:

Line of Credit

Effective July 1, 2019, each Fund participates, along with other funds of the Victory Portfolios, Victory Portfolios II, Victory Variable Insurance Funds and USAA Mutual Funds Trust, in a short-term, demand note line of credit agreement with Citibank, N.A. (“Citibank”). Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.